SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                               ______________


                                  FORM 8-K

                               CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934

                               ______________


      Date of Report (Date of earliest event reported):  April 20, 1999


                        ARMATRON INTERNATIONAL, INC.
           (Exact name of registrant as specified in its charter)

 Massachusetts                     1-4433                   04-1052250
---------------                 ------------            -------------------
(State or other                 (Commission                (IRS Employer
jurisdiction of                 File Number)            Identification No.)
incorporation)



                                2 MAIN STREET
                              MELROSE, MA 02176
             ---------------------------------------------------
             (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (781) 321-2300


        -------------------------------------------------------------
        (Former name or former address, if changed since last report)


                              Page 1 of 5 pages


Item 1.   Changes in Control of Registrant.

      On April 20, 1999, Housman Realty Trust (the "Trust") converted $2,000,100 of the principal amount of debt owed to it by Armatron International, Inc. (the "Company") pursuant to a Promissory Note dated January 11, 1990, as amended, in the original principal sum of $7,000,000 into 6,667 shares of Series A Convertible Preferred Stock, $100 par value per share (the "Preferred Stock") of the Company. The Preferred Stock votes on an as converted basis with the common stock, $1.00 par value per share (the "Common Stock") of the Company and is convertible into 6,667,000 shares of Common Stock, which represents the power to vote 73% of the shares of capital stock of the Company.

Item 5.   Other Events.

      On April 21, 1999, the Board of Directors of the Company unanimously approved a merger between the Company and Armatron Merger Corporation, a newly formed Massachusetts corporation that was organized as a nonsubstantive transitory vehicle to effect the following transactions ("MergerCo"), in which MergerCo will merge into the Company (the "Merger") with the Company continuing as the surviving corporation (the "Surviving Corporation"). In the Merger, (i) each outstanding share of Common Stock will be converted into the right to receive $0.27 in cash (except that any shares held by MergerCo or in the Company's treasury will be canceled and any stockholder who properly dissents from the Merger will be entitled to appraisal rights under Massachusetts law); (ii) each outstanding share of common stock, $.01 par value per share, of MergerCo (the "MergerCo Common Stock") will be converted into one share of common stock, $.01 par value per share, of the Surviving Corporation; and (iii) each outstanding share of Series A Preferred Stock, $100 par value per share, of the Company will be converted into one share of Series A Preferred Stock, $.01 par value per share, of the Surviving Corporation.

      Following the Merger, the Company will not list the common stock of the Surviving Corporation on any national securities exchange or automated quotation system and will delist the Company's Common Stock. If the Merger is effected, it is anticipated that the Company will have fewer than 300 stockholders and will promptly request termination of registration under
Section 12(g) of the Securities Exchange Act of 1934.


Exhibit index appears on Page 3.


                              Page 2 of 5 pages


Item 7.   Financial Statements and Exhibits.

The following are filed as Exhibits to this Report.

Exhibit:

2.1 Agreement and Plan of Merger between Armatron International, Inc. and Armatron Merger Corporation.


                              Page 3 of 5 pages


                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Armatron International, Inc.
                                       (Registrant)



Date: April 22, 1999                   /s/ Charles J. Housman
      --------------                   Charles J. Housman
                                       President



                              Page 4 of 5 pages



                                EXHIBIT INDEX
                                -------------

Exhibit                                                         Sequential
Number      Description                                         Page Number
-------     -----------                                         -----------

2.1         Form of Agreement and Plan of Merger between
            Armatron International, Inc. and Armatron Merger
            Corporation.



                              Page 5 of 5 pages